                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           VIDEO DISPLAY CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

Notes:

                           VIDEO DISPLAY CORPORATION
                          1868 Tucker Industrial Drive
                             Tucker, Georgia  30084
               __________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 22, 1997
               __________________________________________________


     The Annual Meeting of Shareholders of Video Display Corporation (the Company") will be held on Friday, August 22, 1997, at 9:00 a.m., local time, at the Hampton Inn, 1737 Mountain Industrial Blvd., Stone Mountain, Georgia, for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Shareholders.

     2. To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

     Only shareholders of record at the close of business on July 7, 1997, will be entitled to receive notice of and to vote at the meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

     The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY. SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

                                           By Order of the Board of Directors,


                                           /s/ Carol D. Franklin
                                           Carol D. Franklin
                                           Chief Financial Officer and Secretary


Tucker, Georgia
June 25, 1997

                           VIDEO DISPLAY CORPORATION
                          1868 Tucker Industrial Drive
                             Tucker, Georgia  30084
               __________________________________________________

                                PROXY STATEMENT
                                      for
                         ANNUAL MEETING OF SHAREHOLDERS
                         to be held on August 22, 1997
               __________________________________________________


Information Concerning the Solicitation

        This Proxy Statement, which is first being mailed to shareholders on or about July 25, 1997, is furnished in connection with the solicitation by the Board of Directors of Video Display Corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on August 22, 1997, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any reconvened meeting following any adjournment thereof (the "Meeting"). The Company's 1997 Annual Report to Shareholders, including financial statements for the year ended February 28, 1997, accompanies this Proxy Statement.

        The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The proxy is revocable at any time before it is exercised. A proxy may be revoked by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person. The shares represented by proxies received by the Board will be voted at the Meeting.

        Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the election of directors is a plurality of the votes cast by the shares entitled to vote in the election, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect.

        The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone, telegraph and personal interview. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.


Shareholders' Proposals for Next Annual Meeting

        Shareholder proposals intended to be presented in the proxy materials relating to the 1998 Annual Meeting of Shareholders must be received by the Company on or before March 15, 1998.

Outstanding Voting Securities

        The Company has one class of Common Stock, no par value ("Common Stock"), of which 3,907,413 shares were issued and outstanding on June 25, 1997. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. Only holders of Common Stock of record at the close of business on July 7, 1997, are entitled to vote at the meeting.

                             ELECTION OF DIRECTORS

        Five directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the five (5) persons named below as nominees.

        If, prior to the Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

        All of the nominees are currently directors of the Company. Information about the Company's directors, including their principal occupation for the past five years, is set forth below:


NAME                         Age          Present Position with the Company
----                         ---          ---------------------------------
Ronald D. Ordway             55       Chairman of the Board,
                                      Chief Executive Officer and Director
Alfred J. Kenerleber         74       President, Chief Operating Officer and Director
Murray Fox                   63       Chief Executive Officer of Fox International,
                                      Ltd., Inc. (a subsidiary of the Company)
John McQueen                 76       Director
Carleton E. Sawyer           68       Director

        Mr. Ordway is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer and as a Director since 1975.

        Mr. Kenerleber is a founder of the Company and has served as President, Chief Operating Officer and as a Director since 1980.

        Mr. Fox was elected a Director of the Company in 1994. He has been involved in the consumer electronics parts business since 1955. He has served as Chief Executive Officer of Fox International Ltd., Inc. since the Company's acquisition of Fox in 1988.

        Mr. Sawyer was elected a Director of the Company in 1984. Until 1988, he was Chairman and President of Display Components, Inc., a Massachusetts manufacturer of magnetic electron optical devices. He is currently a consultant for the Company's AWACS program.

        Mr. McQueen was elected a Director of the Company in 1986. Mr. McQueen served as the President of Southwest Vacuum Devices, Inc. until 1990, and currently acts as a consultant to the Company specializing in the engineering and manufacture of electron gun mount devices.

        All directors were elected to their current term of office at the Company's Annual Meeting of Shareholders on September 20, 1996 and their terms of office expire at the next Annual Meeting of Shareholders.

        ELECTION OF EACH OF THE FIVE NOMINEES WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE COMPANY'S OUTSTANDING COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES WHOSE NAMES APPEAR ABOVE AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.


              OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors' Fees

        The Company's policy is to pay to directors, who are not also officers of the Company, $200 per meeting attended, plus reimbursement of travel expenses.

Committees of the Board of Directors and Meeting Attendance

        The Board held four meetings via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. The Board has an Audit Committee comprised of three members. In May 1996, the Board of Directors formalized a Compensation Committee consisting of two members, Ronald D. Ordway and John McQueen. The Committee was formed in conjunction with the approval of the 1996 Stock Option Plan with the intent of administration of that Plan. The Board does not have a separate nominating committee.

        The members of the Audit Committee are Ron Ordway, Carleton Sawyer and John McQueen. The Audit Committee met one time during the last fiscal year. The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors' report, reviews the activities and recommendations of the Company's internal auditors, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff.

        During fiscal year 1997, all of the Directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they serve.

                             COMMON STOCK OWNERSHIP

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 25, 1997 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group:

NAME AND ADDRESS OF BENEFICIAL OWNER                    Number of Shares (a)          Percent of Class
-------------------------------------------------  ------------------------------  -----------------------
Ronald D. Ordway                                              2,084,821(b)                   48.6%
1868 Tucker Industrial Drive
Tucker, Georgia  30084

Alfred J. Kenerleber                                            364,740(c)                    8.5%
1868 Tucker Industrial Drive
Tucker, Georgia  30084

John McQueen                                                     25,000                       (d)
1230 West Ina Road
Tucson, AZ  85704

Carleton Sawyer                                                    ---                        (d)
Rural Route 1 Box 512C, Streater Wood Road
Rumney, New Hampshire  03266

Dimensional Fund Advisors, Inc.                                 221,450                       5.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Kenneth Lirtzman                                                 25,000(e)                    (d)
1565 Shields Drive
Waukegan, Illinois  60085

Murray Fox                                                       25,000(f)                    (d)
23600 Aurora Road
Bedford Heights, Ohio  44146

All Executive Officers and Directors                          2,524,561(g)                   58.9%
as a group (6 persons)

______________________________

(Please see notes on next page)

(Notes to Common Stock Ownership Table on Page 5.)

(a) Information relating to beneficial ownership of Common Stock is based upon information furnished by each five percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.
(b) Includes 602,500 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, of which 402,500 are held as custodian for Jonathan R. Ordway, son of
     Ronald D. Ordway, and 600,000 owned by Jonathan  R. Ordway.   Includes
     229,214 shares in form of convertible security.
(c) Includes 100,000 shares subject to exercisable stock options; 50,000 by Alfred J. Kenerleber and 50,000 by Carol Kenerleber, an employee of the Company and wife of Alfred J. Kenerleber.
(d)  Less than one percent.
(e)  Includes 25,000 shares subject to exercisable stock options.
(f)  Includes 25,000 shares subject to exercisable stock options.
(g) Includes 45,000 shares subject to exercisable stock options and 229,214 shares in form of convertible debenture.
___________________________

                               EXECUTIVE OFFICERS

        The following table identifies all persons who served as executive officers of the Company at any time during fiscal year 1997, along with certain information including their ages and positions with the Company:

           NAME                  Age           Present Position with the Company        Officer Since
           ----                  ---           ---------------------------------        -------------
Ronald D. Ordway                 55                 Chairman of the Board,                  1975
                                             Chief Executive Officer and Director

Alfred J. Kenerleber             74         President, Chief Operating Officer and          1980
                                                           Director

Carol D. Franklin                36          Chief Financial Officer and Secretary          1995

Murray Fox                       63               Chief Executive Officer of                1988
                                                 Fox International Ltd., Inc.

Ken Lirtzman                     48          President, Vanco International, Inc.           1989

        All of the executive officers of the Company have served as officers and/or have been employed by the Company for at least the last five years. Each executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

                          TRANSACTIONS WITH AFFILIATES

        During fiscal year 1997, the Company leased certain warehouse space from shareholders, officers and directors under net operating leases with the terms described below:

                                    Lessor and Affiliates'          Annual Base
                                    ----------------------          -----------
          Facility                    INTEREST IN LESSOR                RENT             EXPIRATION OF LEASE
          --------                    ------------------                ----             -------------------

Corporate Headquarters,            Ronald D. Ordway                    $187,000            October 31, 1998
 Warehouse,
Tucker, Georgia

Warehouse,                         Ronald D. Ordway                    $120,000            December 31, 2001
Stone Mountain, Georgia

Warehouse, Tucker, Georgia         Ronald D. Ordway                    $120,000            December 31, 2005

Warehouse and Office,              American National Bank Trustee      $188,000             April 30, 2001
 Waukegan, Illinois                for a Trust of which Ronald D.
                                   Ordway and Murray Fox each own
                                   a 16.67% beneficiary interest,
                                   and Kenneth Lirtzman owns a
                                   5.4% beneficiary interest

Warehouse and Office,              Murray Fox                          $ 48,000             Month to Month
 Chicago, Illinois

        The Board believes that the terms of the leases are reasonable and in the best interest of the Company.


Acquisitions

        During fiscal 1994, the Chief Executive Officer ("CEO") and principal shareholder of the Company incorporated a new company known as Teltron Technologies, Inc. ("TTI"). TTI was 100% owned by the CEO. In August 1993, TTI purchased from Meridien Bank the outstanding secured indebtedness of Teltron, Inc., an insolvent customer of the Company, which gave effective control of Teltron, Inc.'s assets to TTI. During April 1996, the Company exercised its option to purchase all the assets and assume certain liabilities of TTI for a purchase price of $963,000 consisting of cash and a $900,000 demand note payable bearing interest at prime plus 1%.

        On June 1, 1996, the Company acquired 100% of the stock of Z-Axis. The CEO of the Company was a majority shareholder of Z-Axis. The Company issued $2,000,000 in face value, 8% five year convertible subordinated debentures in payment of the acquisition.

        The Company had sales to TTI and Z-Axis of $93,000 which generated profits for the Company of $22,000 prior to the acquisitions of the companies during the fiscal year ended February 28, 1997. Sales and profits subsequent to the acquisition have been eliminated in consolidation. Sales of $494,000 and $635,000 were recorded for TTI and Z-Axis during the fiscal years ended February 29, 1996 and February 28, 1995, respectively, which generated gross profits of approximately $168,000 and $175,000, respectively.

Officers and Shareholders

        During 1997, the Company borrowed $900,000 from the CEO to purchase the assets of Teltron as described above. During 1996, the Company borrowed and repaid $200,000 to the CEO. The borrowings were under the terms of an unsecured demand note bearing interest at prime plus 1%.

        The Company has a subordinated debenture payable to a shareholder and officer with an original balance of $340,000 payable in monthly installments of $10,000 bearing interest at prime plus 1%. During 1994, this debenture was converted into an unsecured demand note bearing interest at prime plus 1%. As of February 28, 1997, there was $220,000 outstanding under this note. During 1997 and 1995, the Company borrowed $105,000 and $140,000, respectively, from the same shareholder and repaid $5,000, $80,000 and $60,000 in 1997, 1996 and 1995, respectively. The balance owed this shareholder under these notes was $100,000 as of February 28, 1997.

Subsequent Events

        Subsequent to year end, the Company amended its line of credit with its primary bank by reducing the maximum available to $4,500,000. The Company entered into an additional agreement with a second bank to open a $3,500,000 line. In conjunction with the amendment and the new line, the Company borrowed $2,800,000 from an officer and used the proceeds to pay down the original line. The borrowing is in the form of a demand note payable with interest due monthly at prime plus 1%.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

        The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company's Chief Executive Officer and the three executive officers who were serving as executive officers at the end of fiscal year 1997 and whose annual salary and bonus exceeds $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                                           ANNUAL COMPENSATION                          COMPENSATION        All Other
                                        -------------------------------------------     ------------        ---------
                                                                     Other Annual                           All Other
            Name and                       SALARY        BONUS       Compensation          OPTIONS/        Compensation
      Principal  Position         Year       ($)          ($)            ($)(1)             SARs (#)          ($)(1)
      -------------------         ----     ------        -----       ------------          ---------       ------------
Ronald D. Ordway                  1997       150,000       --             --                  --              1,436
Chairman of the Board, and        1996       150,000       --             --                  --              1,202
 Director                         1995       100,000       --             --                  --                --

A.J. Kenerleber                   1997       150,000       --             --                  --              1,911
President, COO and Director       1996       150,000       --             --               50,000(2)          1,298
                                  1995       100,000       --             --                  --                --

Murray Fox                        1997       140,000       --             --                  --              1,388
CEO-Fox International             1996       140,000       --             --                  --              1,414
  Ltd., Inc.                      1995       140,000       --             --                  --                --

Kenneth Lirtzman                  1997       135,000       --             --                  --              2,018
President-Vanco                   1996       135,000       --             --                  --              1,832
  International, Inc.             1995       126,000   54,000(4)          --               5,000(3)             --

___________________________________

(1) Amounts of "All Other Compensation" reflect Company matching contributions pursuant to the Company's 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue Code).

(2)  Issued in recognition of exceptional contributions to the Company.

(3) Issued in conjunction with employment agreements entered into in conjunction with acquisition of respective companies.

(4) Bonus paid in conjunction with employment agreement entered into in conjunction with acquisition of respective companies.
_________________________________

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

  No options were exercised by the Named Executive Officers during fiscal year 1997.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES



                                                                                      VALUE OF UNEXERCISED
                           Shares                     Number of Unexercised        In-the Money Options/SARs
                          Acquired                       Options/SARs at                       at
                             on        VALUE           FISCAL YEAR-END (#)           Fiscal Year-End ($)(1)
                          Exercise    Realized           EXERCISABLE (E)                EXERCISABLE (E)
          Name               (#)        ($)             Unexercisable (U)              Unexercisable (U)
          ----            --------    --------        ---------------------         ------------------------
A. J. Kenerleber                --          --             50,000 (E)                     $131,250  (U)
Murray Fox                      --          --             25,000 (E)                     $(55,000) (E)
Kenneth  Lirtzman               --          --             25,000 (E)                     $( 4,125) (E)
_______________________________


(1) Represents the excess of the market value of the shares subject to such options over the exercise price of such options with the fair market value as of February 28, 1997 being $4.625.


Compensation Committee Report on Executive Compensation

        The Compensation Committee has furnished the following report on Executive Compensation:

        The base salary for Messrs. Ordway and Kenerleber was determined by Mr. Ordway, as Chairman of the Board and approved by the Compensation Committee. There were no increases paid to Mr. Ordway or Mr. Kenerleber for the 1997 fiscal year. For all executive officers base salary was determined based on prior compensation, with adjustments for cost of living increases, changes in job responsibility and job performance.

                                 Members of the Compensation Committee

                                      Ronald D. Ordway
                                      John McQueen

                         COMPENSATION PURSUANT TO PLANS

        In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Employee contributions are limited to 15% of each employee's compensation, and the Company may match 50% of up to the first 8% of gross compensation contributed by the employee. For the year ended February 28, 1997, the Company elected to match 50% of the first 4% of gross compensation contributed by each employee.

        The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant.

                            SECTION 16(a) REPORTING

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two-year period ended February 28, 1997, all
Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with.


                               PERFORMANCE GRAPH

        The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 28, 1997, and reinvestment of all dividends).

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS


                Performance Graph for Video Display Corporation

                             [GRAPH APPEARS HERE]


--------------------------------------------------------------------------------------------------------------------
                                                         LEGEND
CRSP Total Returns Index for:              02/28/92   02/28/93   02/28/94   02/28/95   02/28/96   02/28/97
-----------------------------              --------   --------   --------   --------   --------   --------
Video Display Corporation                     100.0      129.3       65.9       37.8       82.9       90.2
Nasdaq Stock Market (US Companies)            100.0      106.5      126.0      127.7      178.0      212.3
Nasdaq Electronic Components Stocks           100.0      145.8      184.8      216.9      319.3      556.9
SIC 3670-3679  US & Foreign

Notes:
  A.  The lines represent monthly index levels derived form compounded daily returns that include all dividends.
  B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
  C:  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
  D.  The index level for all series was set to $100.00 on 02/28/92.
---------------------------------------------------------------------------------------------------------------------

            Total return calculations for the NASDAQ Stock Market (U.S. Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is currently composed of the approximately 116 companies, including the Company, in the Standard Industrial Classification ("SIC") Code Group 367 for electronic components. Information with regard to SIC classifications in general can be found in the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget. Specific information regarding the companies comprising the Peer Index, SIC Code Group 367, will be provided to any shareholder upon request to the Secretary of the Company. Produced on 06/04/97, including data to 02/28/97.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


        BDO Seidman, LLP, Atlanta, Georgia, has been engaged by the Board of Directors of the Company as auditors for the Company and its subsidiaries for the fiscal year ending February 28, 1998. BDO Seidman, LLP served as the company's independent auditors for fiscal years 1996 and 1997. Management expects that a representative of BDO Seidman will be present at the Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by shareholders.


                                 OTHER MATTERS

        As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1997, TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUEST SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL ROAD, TUCKER, GEORGIA 30084.

Please SIGN and RETURN the enclosed Proxy promptly.



June 25, 1997

        THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES AND "FOR" ALL PROPOSALS.

                                       Dated
                                             ----------------------------------


                                       ----------------------------------------
                                                      Signature


                                       ----------------------------------------
                                            Joint Signature if applicable

                                       Please sign exactly as the name appears
                                       on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized officer.

                           VIDEO DISPLAY CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
          ANNUAL MEETING FOR HOLDERS OF COMMON STOCK--AUGUST 22, 1997

        The undersigned hereby constitutes and appoints R. D. Ordway and
A. J. Kenerleber, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Hampton Inn, 1737 Mountain Industrial Boulevard, Stone Mountain, Georgia, on Friday, August 22, 1997, at 9:00 a.m. local time, and any adjournments thereof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers thereof the undersigned would possess if personally present at such meeting.

Management   (1) Election of Directors:
recommends         [_] FOR all nominees   [_] AGAINST       [_] ABSTAIN
a vote FOR             listed below           all nominees      from voting.
all nominees           (except as             below.
                       indicated).

             If you wish to vote against any individual nominee, strike a line through that nominee's name in the list below:

                 RONALD D. ORDWAY, ALFRED J. KENERLEBER, JOHN MCQUEEN, MURRAY FOX AND CARLETON E. SAWYER

             If you wish to abstain from voting for any individual nominee, strike a line through that nominee's name in the list below:

                 RONALD D. ORDWAY, ALFRED J. KENERLEBER, JOHN MCQUEEN, MURRAY FOX AND CARLETON E. SAWYER

             (2) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

   (Please sign and date on other side and return in the enclosed envelope)